                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 26, 1998
                                                        ----------------

                            SLM FUNDING CORPORATION
                            -----------------------
               formerly known as SALLIE MAE FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)
           (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                     and the SLM Student Loan Trust 1998-2)

Delaware           33-95474/333-2502/333-24949/333-44465         23-2815650
--------           -------------------------------------         ----------
(State or other          (Commission File Numbers)            (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)

                             777 Twin Creek Drive
                             Killeen, Texas 76543
                             --------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (817) 554-4500


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Item 5.   Other Events
          ------------

          On October 26, 1998, the Sallie Mae Student Loan Trust 1995-1 made its twelfth, the Sallie Mae Student Loan Trust 1996-1 made its eleventh, the SLM Student Loan Trust 1996-2 made its tenth, the SLM Student Loan Trust 1996-3 made its ninth, the SLM Student Loan Trust 1996-4 made its eighth, the SLM Student Loan Trust 1997-1 made its seventh, the SLM Student Loan Trust 1997-2 made its sixth, the SLM Student Loan Trust 1997-3 made its fifth, the SLM Student Loan Trust 1997-4 made its third, the SLM Student Loan Trust 1998-1 made its second and the SLM Student Loan Trust 1998-2 made its first, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports dated as of October 26, 1998, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

          The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended October 26, 1998.

          Effective October 1, 1998, Elizabeth Eldridge was elected to the Board of Directors of the Registrant as an independent director. Ms. Eldridge replaced Paul Schwartz in that capacity.

          Legislative Developments
          ------------------------

          On October 7, 1998, the President signed into law the Higher Education Amendments of 1998, legislation that reauthorized federal higher education programs for a five-year period (the "Reauthorization Legislation"). The Reauthorization Legislation changed the borrower interest rate on Stafford loans to a formula based on the 91-day Treasury bill rate plus 2.3 percent (1.7 percent during in-school and grace periods) and the lender's rate after special allowance payments to the 91-day Treasury bill rate plus 2.8 percent (2.2 percent during in-school and grace periods) for loans originated on or after October 1, 1998 and before July 1, 2003. The borrower interest rate on PLUS loans originated during this period will be equal to the 91-day Treasury bill rate plus 3.1 percent. Special allowance payments are also based on the 91-day Treasury bill rate plus 3.1 percent. The Reauthorization Legislation also maintained borrower interest rates on Federal Direct Consolidation Loans for borrowers whose applications for such loans are received prior to February 1, 1999 at 7.46 percent (6.86 percent during in-school and grace periods), which rates are adjusted annually based on a formula equal to the 91-day Treasury bill rate plus 2.3 percent (1.7 percent during in-school and grace periods). The borrower interest rates on Federal Direct Consolidation Loans for borrowers whose applications are received on or after February 1, 1999 and before July 1, 2003 will be the lesser of the weighted average of the interest rates of the loans consolidated, adjusted up to the nearest one eighth of one percent, and 8.25%. In addition, the Reauthorization Legislation reduced borrower interest rates on FFELP consolidation loans for borrowers whose applications are received on or after October 1, 1998 and before July 31, 2003 to the lesser of the weighted average of the loans consolidated, adjusted up to the nearest one eighth of one percent, and 8.25%. The annual fee paid by lenders on FFELP consolidation loans is reduced under the Reauthorization Legislation from 1.05 percent to .62 percent of the principal plus accrued unpaid interest on any such consolidation loans applications for which are received on or after October 1, 1998 and before February 1, 1999. The availability of the comparatively lower borrower interest rates on Federal Direct Consolidation Loans from October 1, 1998 through January 31, 1999 may increase the likelihood that a FFELP student loan owned by any of the Trusts will be prepaid from the proceeds of such loans during such four-month period. The volume of FFELP student loans owned by the Trusts that may be prepaid in this fashion cannot be determined at this time and will be affected by, among other things, operational limitations on the ability of the Department of Education to process a significant increase in Federal Direct Consolidation Loan volume and the period during which reduced rates are available.


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Item 7.        Financial Statements, Pro Forma Financial Statements and Exhibits
               -----------------------------------------------------------------

               (c) Exhibits

                         19.1 Quarterly Servicing Reports

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 1998

                                             SLM FUNDING CORPORATION


                                             By:  /s/ J. LANCE FRANKE
                                                 ----------------------
                                             Name:  J. Lance Franke
                                             Title: Chief Financial Officer

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                               INDEX TO EXHIBIT
                               ----------------

                                                           Sequentially
       Exhibit                                               Numbered
       Number                      Exhibit                     Page
       ------                      -------                     ----

        19.1              Quarterly Servicing Reports.


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